Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2017
Notes To Financial Statements [Abstract]
DERIVATIVES AND HEDGING ACTIVITIES

Financial Instruments Not Carried at Fair Value

Cash and cash equivalents, restricted cash and accrued expenses and other liabilities are carried at amounts that reasonably approximate their fair value due to their short term nature.

Fixed rate notes payable at December 31, 2017 and December 31, 2016, totaled $3.2 billion and $3.0 billion, respectively, and had estimated fair values of $3.3 billion and $3.1 billion (excluding prepayment penalties), respectively, as of December 31, 2017 and December 31, 2016. The carrying value of variable rate notes payable (excluding the effect of interest rate swap and cap agreements) at December 31, 2017 and December 31, 2016, totaled $1.3 billion and $1.5 billion, respectively, and had estimated fair values of $1.3 billion and $1.5 billion (excluding prepayment penalties), respectively, as of December 31, 2017 and December 31, 2016. The fair values of fixed rate debt are determined by using the present value of future cash outflows discounted with the applicable current market rate plus a credit spread. The fair values of variable rate debt are determined using the stated variable rate plus the current market credit spread. The variable rates reset every 30 to 90 days, and management concluded that these rates reasonably estimate current market rates. Management has determined the inputs used to value the outstanding debt fall within Level 2 of the fair value hierarchy, and therefore, the fair market valuation of debt is considered Level 2 in the fair value hierarchy.

Financial Instruments Measured at Fair Value on a Recurring Basis

The Company uses interest rate swaps and interest rate caps to add stability to interest expense and to manage its exposure to interest rate movements. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.

The fair values of interest rate options are determined using the market standard methodology of discounting the future expected cash receipts that would occur if variable interest rates rise above the strike rate of the caps. The variable interest rates used in the calculation of projected receipts on the cap are based on an expectation of future interest rates derived from observable market interest rate curves and volatilities. The fair value of interest rate derivative contracts designated as hedging instruments recorded in "Other assets" in the accompanying Consolidated Balance Sheets was $3.6 million and $2.4 million as of December 31, 2017 and December 31, 2016, respectively. The fair value of interest rate derivative contract liabilities recorded in "Accrued expenses and other liabilities" in the accompanying Consolidated Balance Sheets was $1.3 million and $7.6 million as of December 31, 2017 and December 31, 2016, respectively.

To comply with the provisions of ASC 820, management incorporates credit valuation adjustments to appropriately reflect both its nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of the derivative contracts for the effect of nonperformance risk, the Company has considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts and guarantees. Based on the fair value measurement guidance issued by the Financial Accounting Standard Board, the Company made an accounting policy election to measure the credit risk of its derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio.

The derivative asset related to the redemption feature embedded in the MAA Series I preferred stock issued in connection with Merger is valued using widely accepted valuation techniques, including a discounted cash flow analysis in which the perpetual value of the preferred shares is compared to the value of the preferred share assuming the call option is exercised, with the value of the bifurcated call option as the difference between the two values. This analysis reflects the contractual terms of the redeemable preferred shares, which are redeemable at the Company's option beginning on October 1, 2026 and at the redemption price of $50 per share (see Note 9). The analysis uses observable market-based inputs, including trading data available on the preferred shares, coupon yields on preferred stock issuances from REITs with similar credit ratings as MAA and treasury rates to determine the fair value of the bifurcated call option.

The redemption feature embedded in the MAA Series I preferred stock is reported as a derivative asset in "Other assets" in the accompanying Consolidated Balance Sheets and is adjusted to its fair value at each reporting date, with a corresponding non-cash adjustment to "Other non-operating income or expense" in the accompanying Consolidated Statements of Operations. The embedded derivative for these preferred shares was initially recorded at a fair value of $10.8 million at the date of the Merger and as of December 31, 2016 and then subsequently adjusted to its fair value of $21.2 million at December 31, 2017. The $10.4 million increase includes a purchase price allocation adjustment of $1.6 million, which is included in the Merger's opening balance sheet, and was recorded in the first quarter of 2017, as well as $8.8 million of mark to market adjustments of non-cash income recorded to reflect the change in fair value of the derivative asset in the year ended December 31, 2017.

The Company has determined the majority of the inputs used to value its derivatives fall within Level 2 of the fair value hierarchy, and as a result, all of its derivatives held as of December 31, 2017 and December 31, 2016 were classified as Level 2 in the fair value hierarchy.

 Cash Flow Hedges of Interest Rate Risk

The effective portion of changes in the fair value of derivatives designated and that qualify as cash flow hedges is recorded in accumulated other comprehensive income and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. The ineffective portion of the change in fair value of the derivatives is recognized directly in earnings and is mainly attributable to a mismatch in the underlying indices of the derivatives and the hedged interest payments made on the variable rate debt and due to the designation of acquired interest rate swaps with a non-zero fair value at inception.

Amounts reported in "Accumulated other comprehensive income" related to derivatives designated as qualifying cash flow hedges will be reclassified to interest expense as interest payments are made on the Company's variable rate or fixed rate debt. During the next twelve months, the Company estimates that an additional $0.9 million will be reclassified to earnings as an increase to "Interest expense", which primarily represents the difference between the fixed interest rate swap payments and the projected variable interest rate swap receipts.

As of December 31, 2017, the Company had the following outstanding interest rate derivatives that were designated as cash flow hedges of interest rate risk:

Interest Rate Derivative	Number of Instruments	Notional
Interest rate cap	1	$25,000,000
Interest rate swaps	10	$550,000,000

Tabular Disclosure of the Effect of Derivative Instruments on the Statements of Operations

The tables below present the effect of the Company's derivative financial instruments on the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015, respectively (in thousands):

Derivatives in Cash Flow Hedging Relationships	Amount of Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Location of Gain (Loss) Reclassified from Accumulated OCI into Earnings (Effective Portion)	Amount of Gain (Loss) Reclassified from Accumulated OCI into Interest Expense (Effective Portion)			Location of Gain (Loss) Recognized in Earnings on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Amount of Gain (Loss) Recognized in Interest Expense (Ineffective Portion and Amount Excluded from Effectiveness Testing)
Year ended December 31,	2017	2016	2015		2017	2016	2015		2017	2016	2015
Interest rate contracts	$319	$(1,500)	$(8,306)	Interest expense	$(730)	$(4,364)	$(7,064)	Interest expense	$197	$(54)	$(100)

Derivatives Not Designated as Hedging Instruments	Location of Gain (Loss) Recognized in Income on Derivative	Amount of Gain (Loss) Recognized in Earnings on Derivative
For the year ended December 31,		2017	2016	2015

Interest rate products	Interest expense	$—	$—	$(3)
Preferred stock embedded derivative	Non-operating income	8,807	—	—
Total derivatives not designated as hedging instruments		$8,807	$—	$(3)

Credit-risk-related Contingent Features

Certain of the Company's derivative contracts contain a provision where the Company could be declared in default on its derivative obligations if repayment of the underlying indebtedness is accelerated by the lender due to the Company's default on the indebtedness. As of December 31, 2017, the Company had not breached the provisions of these agreements. If the provisions had been breached, the Company could have been required to settle its obligations under the agreements at the termination value of $1.6 million.

Although the Company's derivative contracts are subject to master netting arrangements, which serve as credit mitigants to both the Company and its counterparties under certain situations, the Company does not net its derivative fair values or any existing rights or obligations to cash collateral in the Consolidated Balance Sheets.

Other Comprehensive Income

The Company's other comprehensive income consists entirely of gains and losses attributable to the effective portion of its cash flow hedges. The chart below reflects the change in the balance for the years ended December 31, 2017, 2016, and 2015 (in thousands):

Changes in Accumulated Other Comprehensive Income (Loss) from Cash Flow Hedges by Component
	Affected Line Item in the Consolidated Statements of Operations
		2017	2016	2015
Beginning balance		$1,144	$(1,589)	$(412)
Other comprehensive income (loss) before reclassifications		319	(1,500)	(8,306)
Amounts reclassified from Accumulated other comprehensive income (interest rate contracts)	Interest expense	730	4,364	7,064
Net current period other comprehensive (income) loss attributable to noncontrolling interests		(36)	(131)	65
Net current period other comprehensive income (loss) attributable to MAA		1,013	2,733	(1,177)
Ending balance		$2,157	$1,144	$(1,589)